SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 15, 2003

CARBON ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

COLORADO	1-15639	84-1515097
(State of Other Jurisdiction ofIncorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 BROADWAY, SUITE 1150, DENVER, COLORADO  80290

(Address and Zip Code of Principal Executive Offices)

303-863-1555

(Registrant’s telephone number, including area code)

Item 7.                                                           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

99.1                           Press released dated May 15, 2003 - Carbon Energy Corporation Reports Increased Net Income for the United States and Canada for the First Quarter of 2003.

Item 9.                    REGULATION FD DISCLOSURE

The information included in this Item 9 is being furnished pursuant to “Item 12.  Results of Operations and Financial Condition” of Form 8-K.

The information in this Current Report, including the attached Exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

On May 15, 2003, Carbon Energy Corporation (the “Company”) issued a press release announcing the Company’s financial results for the three months ended March 31, 2003, a copy of which is attached as Exhibit 99.1.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBON ENERGY CORPORATION

Date: May 16, 2003	By:	/s/ Kevin D. Struzeski

	Name:	Kevin D. Struzeski
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 15, 2003 — Carbon Energy Corporation Reports Increased Net Income for the United States and Canada for the First Quarter of 2003